Exhibit 99.2

WAIVER NO. 2 TO CREDIT AGREEMENT

Dated as of March     , 2007

WAIVER NO. 2 TO THE CREDIT AGREEMENT (this “Waiver”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Banks listed on the signature pages hereto, and MERRILL LYNCH CAPITAL CORPORATION, as administrative agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

(1)           WHEREAS, the Borrower is party to a Credit Agreement dated as of March 29, 2006 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Borrower, the Banks, the Fronting Banks and the Administrative Agent;

(2)           WHEREAS, the Borrower has requested that the Required Banks agree to waive certain provisions of the Credit Agreement;

(3)           WHEREAS, the Required Banks have agreed, subject to the terms and conditions hereinafter set forth, to waive certain provisions of the Credit Agreement as set forth below; and

(4)           WHEREAS, on February 26, 2007, the Borrower filed with the Securities and Exchange Commission a Current Report on Form 8-K, which stated that the Borrower would be making restatements with respect to its 2004 and 2005 fiscal years and interim periods for 2006 (collectively, the “Restatements”) and on March 19, 2007 the Borrower filed a Current Report on Form 8-K announcing that its previously issued financial statements for the years ended December 31, 2003, 2004 and 2005 should no longer be relied upon (the “March 8-K”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Waiver.  As of the Effective Date, the Required Banks and the Fronting Banks hereby grant the following waiver under the Credit Agreement:

(a)           Financial Information.  The Required Banks and the Fronting Banks hereby (i) waive any Default or Event of Default existing on the date hereof under Section 6.01(d) of the Credit Agreement constituted by breaches of the representations or warranties made by the Borrower in Section 3.02(c), 3.02(d), 4.05(a), 4.09, 4.13, 5.01(a) or 5.01(b) of the Credit Agreement solely to the extent resulting from changes to the Borrower’s financial statements that are to be made as part of the Restatements to the extent such changes relate to (A) matters disclosed in the March 8-K or (B) other matters that would not reasonably be expected, individually or in the aggregate, to materially and adversely affect the consolidated financial position or results of operations of the Borrower and its Consolidated Subsidiaries and (ii) agree that any future breach resulting solely from such changes that occurs upon the Borrower remaking such representations or warranties shall not be considered a Default or Event of Default under Section 6.01(d) of the Credit Agreement.

SECTION 2.           Conditions to Effectiveness.   This Waiver shall become effective when, and only when, and as of the date (the “Effective Date”) on which (a) the Administrative Agent shall have received counterparts of this Waiver executed by the Borrower, the Fronting Banks and the Required Banks or, as to any of the Fronting Banks or Required Banks, advice satisfactory to the Administrative Agent that such Fronting Bank or Required Bank has executed this Waiver, (b) the Administrative Agent shall have received payment of all accrued and invoiced fees and expenses of the Administrative Agent (including the reasonable and accrued fees of counsel to the Administrative Agent invoiced on or prior to the date hereof), (c) the Administrative Agent shall have received a favorable opinion of the Counsel of the Borrower regarding the due authorization, execution and delivery of this Waiver and other matters reasonably requested by the Administrative Agent and (d) the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Effective Date, to the effect that, after giving effect to this Waiver: (i) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing.

This Waiver is subject to the provisions of Section 9.05 of the Credit Agreement.

SECTION 3.           Representations and Warranties.  The Borrower represents and warrants as follows:

(a)           The representations and warranties contained in the Credit Agreement, after giving effect to this Waiver, are correct in all material respects on and as of the date of this Waiver, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)           After giving effect to this Waiver, no Default has occurred and is continuing on the date hereof.

SECTION 4.           Reference to and Effect on the Financing Documents.  (a)  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any Notes to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

(b)           The Credit Agreement and any Notes, as specifically modified by this Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks or the Fronting Banks, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 5.           GOVERNING LAW.  THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.           WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS WAIVER OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 7.           Execution in Counterparts.  This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 8.           Costs and Expenses.  The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Waiver, including, without limitation, the fees and expenses of the Administrative Agent’s counsel and other out-of-pocket expenses related hereto.  Delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:	/s/ Willard C. Hoagland, III
Title:
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

MERRILL LYNCH CAPITAL CORPORATION,
as Administrative Agent

By:	/s/ Carol J.E. Feeley
	Title:	Vice President
	Address:	250 Vesey Street, 22nd Floor
New York, NY 10080
	Fax:	(212) 738-1186
	Attention:	Carol J.E. Feeley

MERRILL LYNCH BANK USA,
as a Fronting Bank

By:	/s/ Derek M. Befus
	Title:	Vice President
	Address:	15 W. South Temple, STE 300
Salt Lake City, UT 84101
	Fax:	(801) 531-7470
	Attention:	Derek Befus

Name of Bank:	Merrill Lynch Capital Corporation

by	/s/ Carol J. E. Feeley
	Name:	Carol J. E. Feeley
	Title:	Vice President

Waiver No. 2

KBC Financial Products (Cayman Islands) Ltd.,
as a Bank [16.67%]

By:	/s/ Luke Edwards
Luke Edwards
	Title:	Managing Director
	Address:	140 E 45 Street, 3 Fl.
New York, NY 10580
Fax:

Aleutian LLC
By:	The Royal Bank of Scotland plc as attorney-in-fact
Greenwich Capital Market, Inc., its agent

By:	/s/ Jeffrey Black
	Title:	Vice President
	Address:	600 Steamboat Rd
Greenwich, CT 06830
	Fax:	(203) 302-7344

Name of Bank:	Landmark II CDO LTD

by	/s/ Christopher Potter
	Name:	Christopher Potter
	Title:	Authorized Signatory

Waiver No. 2

Name of Bank:	Landmark IV CDO LTD

by	/s/ Christopher Potter
	Name:	Christopher Potter
	Title:	Authorized Signatory

Waiver No. 2

Name of Bank:	Landmark V CDO LTD

by	/s/ Christopher Potter
	Name:	Christopher Potter
	Title:	Authorized Signatory

Waiver No. 2

Name of Bank:	Landmark VI CDO LTD

by	/s/ Christopher Potter
	Name:	Christopher Potter
	Title:	Authorized Signatory

Waiver No. 2

Name of Bank:	Landmark VII CDO LTD

by	/s/ Christopher Potter
	Name:	Christopher Potter
	Title:	Authorized Signatory

Waiver No. 2

Name of Bank:	Greyrock CDO LTD

by	/s/ Christopher Potter
	Name:	Christopher Potter
	Title:	Authorized Signatory

Waiver No. 2

Name of Bank:	Credit Suisse Capital LLC

by	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

Waiver No. 2

Atlas Loan Funding 2, LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

by	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Vice President

Waiver No. 2